UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2016

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1133 Avenue of the Americas, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 704-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 4, 2016, Volt Orangeca Real Estate Corp. (the “Seller”), an indirect wholly-owned subsidiary of Volt Information Sciences, Inc. (the “Company”) completed the closing of the sale-leaseback transaction (the “Closing”) of real property comprised of land and buildings with office space of approximately 191,000 square feet in Orange, California for a purchase price of $35.9 million, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2016. The Closing was completed pursuant to the Purchase and Sale Agreement (the “PSA”) and the Lease Agreement (the “Lease”) entered into on February 25, 2016 with Glassell Grand Avenue Partners, LLC (the “Buyer”), a limited liability company formed by Hines, a real estate investment and management firm, and funds managed by Oaktree Capital Management L.P., an investment management firm.  The Buyer assigned the PSA and the Lease to Glassell Acquisitions Partners LLC, an affiliate, prior to the Closing.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA and Lease, which are incorporated by reference herein as specified in Exhibits 10.1 and 10.2.

Item 7.01	Regulation FD Disclosure

On March 8, 2016, we issued the press release attached hereto as Exhibit 99.1, announcing the Closing.  The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  This Item 7.01 disclosure will not be deemed an admission as to the materiality of any information in this Current Report Form on 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events

On March 8, 2016, Volt Opportunity Road Realty Corp. (“Volt Realty”), an indirect wholly-owned subsidiary of the Company, closed on the sale to Shariar Delalat (the “Purchaser”) of real property comprised of land and building with office space of approximately 19,000 square feet in San Diego, California for a purchase price of $2.15 million pursuant to an agreement between Volt Realty and the Purchaser dated September 17, 2015, as amended.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1
Purchase and Sale Agreement, dated February 25, 2016, by and between Volt Orangeca Real Estate Corp. and Glassell Grand Avenue Partners, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2016; File No. 001-9232)

10.2
Lease Agreement, dated February 25, 2016, by and between Glassell Grand Avenue Partners, LLC and Volt Information Sciences, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2016; File No. 001-9232)

99.1	Press Release dated March 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

By:	/s/ Paul Tomkins
Paul Tomkins
Senior Vice President and Chief Financial Officer

Date:  March 8, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Purchase and Sale Agreement, dated February 25, 2016, by and between Volt Orangeca Real Estate Corp. and Glassell Grand Avenue Partners, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2016; File No. 001-9232)

10.2
Lease Agreement, dated February 25, 2016, by and between Glassell Grand Avenue Partners, LLC and Volt Information Sciences, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2016; File No. 001-9232)

99.1	Press Release dated March 8, 2016